EXHIBIT 23.1


CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCONTANTS


We hereby consent to our report dated September 13, 2000, relating to the financial statements of Digital Bridge, Inc. appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000.


By:  /s/  Hood  &  Strong  LLP
Hood  &  Strong,  LLP



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